UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2023

REVIVA PHARMACEUTICALS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38634	85-4306526
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19925 Stevens Creek Blvd., Suite 100, Cupertino, CA	95014
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 501-8881

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RVPH	Nasdaq Capital Market
Warrants to purchase one share of Common Stock	RVPHW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Equity Grants

On April 25, 2023 (the “Grant Date”), the Compensation Committee of the Board of Directors of Reviva Pharmaceuticals Holdings, Inc. (the “Company,” “we” or “us”) approved the grant of option awards to certain of our employees in accordance with the terms of our 2020 Equity Incentive Plan (the “2020 Plan”), including the following options granted to our named executive officers: Dr. Laxminarayan Bhat, our President and Chief Executive Officer (option to purchase 443,000 shares of our common stock); and Mr. Narayan Prabhu, our Chief Financial Officer (option to purchase 170,000 shares of our common stock). Ms. Seema Bhat, our Vice President for Program & Portfolio Management and the spouse of Dr. Bhat, was awarded an option to purchase 150,000 shares of our common stock. The foregoing options were immediately vested as to 50% of the shares subject thereto on the Grant Date, and will vest as to an additional 1.389% of the shares subject thereto on the last day of each month thereafter. In addition, on the Grant Date the Compensation Committee awarded options covering an aggregate of 540,000 shares of our common stock to other employees of our Company. All of the options were granted pursuant to the 2020 Plan and have an exercise price of $6.74 per share, based on the closing price of our common stock on the Grant Date in accordance with the terms of the 2020 Plan.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVIVA PHARMACEUTICALS HOLDINGS, INC.

Date: April 27, 2023	By:	/s/ Narayan Prabhu
	Name: Title:	Narayan Prabhu Chief Financial Officer